GE FUNDS

Supplement Dated November 16, 2005

To Prospectus Dated January 29, 2005

The one, 5, 10 year and Since Inception average annual total return figures for the GE Short-Term Government Fund - Class Y Shares, disclosed on page 23 of the Prospectus is amended and restated as follows:

	1 Year	5 Years	10 Years	Since Inception[2]
Class Y	0.80%	4.95%	5.55%	5.20%